UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the registrant  ☒

Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material under Rule 14a-12

New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

Payment of filing fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4), and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

C/O COMPUTERSHARE 480 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310 Your Vote Counts! NEW YORK COMMUNITY BANCORP, INC. 2023 Annual Meeting Vote by May 31, 2023 11:59 PM EDT. For shares held in a Plan, vote by May 24, 2023 11:59 PM EDT. V16556-P85693 You invested in NEW YORK COMMUNITY BANCORP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 1, 2023. Get informed before you vote View the Notice of Meeting and Proxy Statement and the Annual Report to Shareholders, including the 2022 Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote NOW, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 1, 2023 10:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/NYCB2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Alessandro P. DiNello For 1b. Leslie D. Dunn 1c. Lawrence Rosano, Jr. 1d. Robert Wann 2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of New York Community Bancorp, Inc. in the fiscal year ending December 31, 2023. 3. An advisory vote to approve compensation for our executive officers disclosed in the accompanying Proxy Statement. 4. To provide an advisory vote on the frequency with which the advisory vote on the executive officers’ compensation shall occur. 5. Approval of a management proposal to amend the Amended and Restated Certificate of Incorporation of the Company in order to phase out the classification of the board of directors and provide instead for the annual election of directors. 6. Approval of a management proposal to amend the Amended and Restated Certificate of Incorporation and Bylaws of the Company to eliminate the supermajority voting requirements. 7. Approval of a proposed amendment to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan. 8. A shareholder proposal requesting Board action to eliminate the supermajority requirements in the Company’s Amended and Restated Certificate of Incorporation and Bylaws. 9. A shareholder proposal requesting Board action to evaluate and issue a report to shareholders on how the Company’s lobbying and policy influence activities align with the goal of the Paris Agreement to limit average global warming and temperature increase. NOTE: If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, the proxy will be voted by the proxies in their best judgment. For For For For For Year For For For Against For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V16557-P85693

From: SPECIMEN <id@proxyvote.com> Sent: Friday, April 21, 2023 8:38AM To: Krause, Dominique Subject: #NYCB23PXY# NEW YORK COMMUNITY BANCORP, INC. Annual Meeting %P85693_0_0123456789012345_0000001% Be the vote that counts. NEW YORK COMMUNITY BANCORP, INC. 2023 Annual Meeting June 1, 2023 VOTE NOW

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote Important Information For holders as of April 4, 2023 Vote Common Shares by: May 31, 2023 Control Number: 0123456789012345 Vote Plan Shares by: May 24, 2023 Dear New York Community Bancorp, Inc. Shareholder: The proxy materials for the New York Community Bancorp, Inc. (the “Company”) 2023 Annual Meeting of Shareholders are now available. This e-mail provides the information you need to view these materials online, cast your vote over the Internet, and (if desired) request a copy of the meeting materials. New York Community Bancorp, Inc.’s Board of Directors unanimously recommends that the Company’s shareholders vote “FOR” all four nominees for the election of director, “FOR” ratification of KPMG LLP as the Company’s independent auditor, “FOR” an advisory vote to approve compensation for the executive officers, for the “1 YEAR” option on an advisory vote on the frequency with which the advisory vote on the executive officers’ compensation shall occur, “FOR” a management proposal to amend the Amended and Restated Certificate of Incorporation of the Company in order to phase out the classification of the board of directors and provide instead for the annual election of directors, “FOR” a management proposal to amend the Amended and Restated Certificate of Incorporation and Bylaws of the Company to eliminate the supermajority voting requirements contained in each, “FOR” a proposed amendment to the New 3

York Community Bancorp, Inc. 2020 Omnibus Incentive Plan, “AGAINST” a shareholder proposal requesting Board action to eliminate the supermajority requirements in the Company’s Amended and Restated Certificate of Incorporation and Bylaws, and “FOR” a shareholder proposal requesting Board action to evaluate and issue a report to shareholders on how the Company’s lobbying and policy influence activities align with the goal of the Paris Agreement to limit average global warming and temperature increase. Your vote is very important. We urge you to take a moment now to follow the instructions provided in this e-mail and cast your vote. To view the Annual Meeting Materials, please go to the Internet site specified below. This email represents the following share(s): NEW YORK COMMUNITY BANCORP INC 123,456,789,012.00000 NEW YORK COMMUNITY BANCORP, INC. 401K 123,456,789,012.00000 NYCB NON-QUALIFIED STOCK INCENTIVE PLAN 123,456,789,012.00000 NEW YORK COMMUNITY BANCORP, INC. 401K 123,456,789,012.00000 NEW YORK COMMUNITY BANCORP, INC. ESPP 123,456,789,012.00000 RICHMOND COUNTY FINANCIAL 123,456,789,012.00000 NEW YORK COMMUNITY BANCORP, INC. 401K 123,456,789,012.00000 NEW YORK COMMUNITY BANCORP, INC. ESOP 123,456,789,012.00000 NYCB NON-QUALIFIED STOCK INCENTIVE PLAN 123,456,789,012.00000 NEW YORK COMMUNITY BANCORP UNEXCHANGE2 123,456,789,012.00000 View documents: Notice of Meeting and Proxy Statement Form 10-K Annual Report © 2023 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings Terms and Conditions Privacy Statement 4